INVESCO QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED OCTOBER 15, 2020

TO THE PROSPECTUS DATED JANUARY 31, 2020,

AS PREVIOUSLY SUPPLEMENTED

Invesco Capital Management LLC (the “Sponsor”) and The Bank of New York Mellon (the “Trustee”), as Sponsor and Trustee, respectively, have amended the governing documents of Invesco QQQ TrustSM, Series 1 (the “Trust”) to amend and clarify the Trust’s term of existence. Accordingly, effective immediately, all references to the “Mandatory Termination Date” in the Trust’s prospectus are redefined as follows:

The Mandatory Termination Date for the Trust shall be the date upon which the maturity, redemption, sale or other disposition, as the case may be, of the last security held by the Trust occurs.

Please Retain This Supplement for Future Reference.

P-QQQ-PRO-1-SUP-4 101520